UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)  JANUARY 24, 2005
                                                        ------------------------

                                 FOOTSTAR, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-11681                                          22-3439443
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


         933 MACARTHUR BOULEVARD
            MAHWAH NEW JERSEY                                         07430
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (201) 934-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (Case No. 04-22350 (ASH)). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

              As of January 24, 2005, the Company entered into a waiver (the "Waiver") with respect to its Amended and Restated Debtor-in-Possession and Exit Credit Agreement, dated as of June 25, 2004 (the "Credit Agreement"), by and among Footstar, Inc. and Footstar Corporation, Fleet National Bank, as Administrative Agent and as Swingline Lender, Fleet Retail Group, Inc., as Collateral Agent, General Electric Capital Corporation, as Syndication Agent and as a Lender, Wells Fargo Foothill, LLC, as Documentation Agent and as a Lender, and The CIT Group/Business Credit, Inc., AmSouth Bank and National City Business Credit, Inc., as Lenders.

              The Waiver, among other things, waives any default or event of default under the Credit Agreement that may be caused by the Company's failure to deliver its financial statements for the Company's 2003 and 2004 fiscal years by January 31, 2005. The Waiver extends the time when the Company is required to deliver such financial statements until prior to the date the Company exits from chapter 11.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 27, 2005
                                         FOOTSTAR, INC.

                                         By: /s/ Maureen Richards
                                             --------------------------------
                                             Maureen Richards
                                             Senior Vice President,
                                             General Counsel and
                                             Corporate Secretary
























                                       3